UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 20, 2019

Superconductor Technologies Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21074	77-0158076
(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

9101 Wall Street, Suite 1300, Austin, TX		78754
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (512) 334-8900

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	SCON	The NASDAQ Stock Market LLC

Item 1.01 Entry into a Material Definitive Agreement

Equity Financing

On May 20, 2019, Superconductor Technologies Inc. (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with H.C. Wainwright & Co., LLC (the “Underwriter”), relating to an underwritten public offering of 1,700,00 shares of the Company’s common stock. All of the shares are being sold by the Company. The offering price to the public of the shares is $1.00 per share, and the Underwriter agreed to purchase the shares from the Company pursuant to the Underwriting Agreement at a price of $0.93 per share. The closing of the underwritten public offering occurred on May 23, 2019. After underwriting discounts and commissions, but before offering expenses payable by it, the Company expects to receive net proceeds from the offering of approximately $1.6 million. Under the Underwriting Agreement, the Company granted to the Underwriter a 45-day option to purchase up to 255,000 additional shares of common stock, at the public offering price, less underwriting discounts and commissions

The offer and sale of the common stock in the underwritten public offering is registered under the Securities Act of 1933, as amended, on a Registration Statement on Form S-3 (File No. 333-228676), which became effective on December 11, 2018 and a related preliminary prospectus supplement, prospectus supplement and permitted free writing prospectus filed in connection with the registered offering.

Pursuant to the Underwriting Agreement, the Company agreed to issue to the Underwriter warrants to purchase up to 119,000 shares of common stock (or up to 136,850 shares of common stock if the underwriter exercises their option to purchase additional shares, see above) (representing 7.0% of the aggregate number of shares of common stock sold in this offering), at an exercise price of $1.25 per share (representing 125% of the public offering price for a share of common stock to be sold in this offering) (the “Underwriter Warrants”). The underwriter warrants will be exercisable immediately and for five years from the date of the underwriting agreement.

The Underwriting Agreement contains customary representations and warranties, agreements and obligations, conditions to closing and termination provisions. The Underwriting Agreement provides for indemnification by the Underwriter of the Company, its directors and certain of its executive officers, and by the Company of the Underwriter, for certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, and affords certain rights of contribution with respect thereto.

The foregoing summaries of the Underwriting Agreement and Underwriter Warrants are subject to, and qualified in their entirety by, such documents attached hereto as Exhibits 1.1 and 4.1. and are incorporated herein by reference. Certain of these documents contain representations and warranties and other statements which are not for the benefit of any party other than the parties to such document or agreement and are not intended as a document for investors (to the extent they are not a party to such agreement) or the public generally to obtain factual information about us.

A copy of the opinion of Manatt, Phelps & Phillips, LLP relating to the legality of the issuance of the shares of common stock is attached hereto as Exhibit 5.1.

Item 3.02 Unregistered Sales of Equity Securities

The information contained above in Item 1.01 relating to the Underwriter Warrants is hereby incorporated by reference into this Item 3.02. The issuance of the Underwriter Warrants by the Company under the Underwriting Agreement is exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506(b) promulgated thereunder.

Forward-Looking Statements

Certain statements in this Form 8-K are forward-looking statements that involve a number of risks and uncertainties. Such forward-looking statements include statements about the above-described offering and the Company’s receipt of net proceeds therefrom. For such statements, the Company claims the protection of the Private Securities Litigation Reform Act of 1995. Actual events or results may differ materially from the Company’s expectations. These factors and uncertainties include, but are not limited to: our limited cash and a history of losses; our need to materially grow our revenues from commercial operations and/or to raise additional capital (which financing may not be available on acceptable terms or at all) to continue to implement our current business plan and maintain our viability, with our existing cash reserves, prior the offering described above, forecasted to be sufficient to fund our planned operations through the third quarter of 2019; the performance and use of our equipment to produce wire in accordance with our timetable; overcoming technical challenges in attaining milestones to develop and manufacture commercial lengths of our HTS wire; the possibility of delays in customer evaluation and acceptance of our HTS wire; the limited number of potential customers and customer pressures on the selling prices of our products; the limited number of suppliers for some of our components and our HTS wire; there being no significant backlog from quarter to quarter; our market being characterized by rapidly advancing technology; the impact of competitive products, technologies and pricing; manufacturing capacity constraints and difficulties; the impact of any financing activity on the level of our stock price; the dilutive impact of any issuances of securities to raise capital; the steps required to maintain the listing of our common stock with a U.S. national securities exchange and the impact on the liquidity and trading price of our common stock if we fail to maintain such listing; the cost and uncertainty from compliance with environmental regulations; and local, regional, and national and international economic conditions and events and the impact they may have on us and our customers. Additional factors that could cause actual results to differ materially from those stated or implied by the Company’s forward-looking statements are disclosed in the Company’s other reports filed with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2018. Readers are cautioned not to place undue reliance upon these forward-looking statements, which speak only as to the date of this report. Except as required by law, the Company undertakes no obligation to update any forward-looking or other statements in this report, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

1.1	Underwriting Agreement, dated May 20, 2019, by and between Superconductor Technologies Inc. and H.C. Wainwright & Co., LLC

4.1	Form of Underwriter Warrant of Superconductor Technologies Inc.

5.1	Legal Opinion of Manatt, Phelps & Phillips, LLP

23.1	Consent of Manatt, Phelps & Phillips, LLP (contained in Exhibit 5.1)

99.1	Pricing press release, dated May 20, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Superconductor Technologies Inc.

Dated: May 23, 2019	By:	/s/ WILLIAM J. BUCHANAN
William J. Buchanan
Vice President and Chief Financial Officer